                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                               ----------------

                                 F O R M   8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): May 10, 2000



                         CIT Equipment Collateral 2000-1
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             (Exact name of registrant as specified in its charter)



                                    Delaware
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                 (State or other jurisdiction of incorporation)



    000-30687                                             22-6846998
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(Commission File Number)                       (IRS Employer Identification No.)


               c/o Allfirst Financial Center National Association
                         499 Mitchell Road - MC 101-591
                            Millsboro, Delaware 19966
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              (Address of principal executive offices and zip code)


       Registrant's telephone number, including area code: (410) 244-4626


                                       N/A
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         (Former name or former address, if changed since last report.)





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Item 2. Acquisition or Disposition of Assets.

          On May 10, 2000 NCT Funding Company, L.L.C. (the "Company") sold $288,583,600 aggregate principal amount of Class A-1 6.723024% Receivable-Backed Notes, $144,291,800 aggregate principal amount of Class A-2a Floating Receivable-Backed Notes, $187,959,055 aggregate principal amount of Class A-3 Floating Receivable-Backed Notes, $93,030,239 aggregate principal amount of Class A-4 7.58% Receivable-Backed Notes, $11,391,458 aggregate principal amount of Class B 7.54% Receivable-Backed Notes, $15,188,611 aggregate principal amount of Class C 7.63% Receivable-Backed Notes and $18,985,762 aggregate principal amount of Class D 8.09% Receivable-Backed Notes (the "Notes"). The Notes have the benefit of certain funds deposited in a cash collateral account established pursuant to a Pooling and Servicing Agreement annexed hereto as Exhibit 4.3 (the "Pooling and Servicing Agreement"). The Notes were offered for sale to the public pursuant to a prospectus supplement dated May 3, 2000 to the prospectus dated July 19, 1999 (the "Prospectus").

          The Notes represent obligations of the CIT Equipment Collateral 2000-1 (the "Trust"). The Trust was created pursuant to a Trust Agreement annexed hereto as Exhibit 4.2 (the "Trust Agreement"). The Notes were issued pursuant to an Indenture (the "Indenture")annexed hereto as Exhibit 4.1.

          The property of the Trust primarily consists of a pool of commercial contracts consisting of true leases, finance leases and loan/conditional sale agreements for the lease/purchase of computer and telecommunication equipment, computer software and various other equipment (the "Contracts") and certain other property described in the Prospectus, including, without limitation, $41,768,679 which was deposited in the cash collateral account ($9,492,882 from the proceeds of a loan made by AT&T Capital Corporation pursuant to a Loan Agreement annexed hereto as Exhibit 10.2, and $32,275,797 retained from the proceeds of the sale of the Notes pursuant to the Indenture).

          All of the Contracts were acquired by the Company from Newcourt Financial USA Inc. and sold by the Company to the Trust pursuant to the Pooling and Servicing Agreement.

          Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to them in the Pooling and Servicing Agreement.

Item 7. Financial Statements and Exhibits.

(c) Exhibits.

          The following are filed herewith. The exhibit numbers correspond with
Item 601(b) of Regulation S-K.

  Exhibit No.     Description
-------------     -----------
     1.1       Underwriting Agreement among NCT Funding Company, L.L.C.,
               Newcourt Financial USA Inc., AT&T Capital Corporation,
               and First Union Securities, Inc. on behalf of itself and as representative of the several underwriters, dated May 3, 2000.

     4.1       Indenture between the CIT Equipment Collateral 2000-1 as
               Issuer and The Chase Manhattan Bank as Indenture Trustee, dated as of April 1, 2000.

     4.2       Trust Agreement between NCT Funding Company, L.L.C. as Trust
               Depositor and Allfirst Financial Center National Association as




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
               Owner Trustee, dated as of April 1, 2000.

     4.3       Pooling and Servicing Agreement among CIT Equipment Collateral
               2000-1 as Issuer, NCT Funding Company, L.L.C. as Depositor,
               Newcourt Financial USA Inc. in its individual capacity, and AT&T Capital Corporation in its individual capacity and as Servicer, dated as of April 1, 2000.

     10.1      Loan Agreement among CIT Equipment Collateral 2000-1 as the
               Trust, The Chase Manhattan Bank as Indenture Trustee, NCT Funding
               Company, L.L.C. as Trust Depositor, AT&T Capital Corporation in its individual capacity and as Servicer, the lender parties thereto from time to time, and AT&T Capital Corporation as Agent, dated as of April 1, 2000.

     10.2      Administration Agreement among CIT Equipment Collateral 2000-1 as
               Issuer, AT&T Capital Corporation as Administrator, NCT Funding
               Company, L.L.C. as Trust Depositor, and The Chase Manhattan Bank as Indenture Trustee, dated as of April 1, 2000.



                                    SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           CIT EQUIPMENT COLLATERAL 2000-1


                                           By:  AT&T Capital Corporation,
                                                as Servicer

                                           By:       /s/ Frank Garcia
                                              -------------------------------
                                               Name:   Frank Garcia
                                               Title:  Senior Vice President

Dated:   May 24, 2000



                             STATEMENT OF DIFFERENCES
                             ------------------------

The section symbol shall be expressed as.................................. 'SS'